UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2025

HYATT HOTELS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34521	20-1480589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 North Riverside Plaza Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 750-1234

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.01 par value	H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Offering of the Notes

On March 26, 2025, Hyatt Hotels Corporation (the “Company”) issued and sold $500,000,000 of its 5.050% Senior Notes due 2028 (the “2028 Notes”) and $500,000,000 of its 5.750% Senior Notes due 2032 (the “2032 Notes” and, together with the 2028 Notes, the “Notes”) in a public offering (the “Offering”) pursuant to an effective Registration Statement on Form S-3 (Registration No. 333-274272) (the “Registration Statement”). The Company received net proceeds from the Offering of approximately $993.1 million, after deducting underwriters’ discounts and estimated offering expenses payable by the Company.

The Company intends to use the net proceeds from the Offering to fund a portion of the purchase price for its pending acquisition of Playa Hotels & Resorts N.V. (“Playa,” and the pending acquisition of Playa, the “Playa Hotels Acquisition”), which may include payment of any fees and expenses relating to the Playa Hotels Acquisition and to pay fees and expenses related to the Offering.

Indenture

The Notes were issued pursuant to an indenture, dated August 30, 2023 (the “Base Indenture”), between the Company and Computershare Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a third supplemental indenture, dated March 26, 2025 (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee, setting forth the terms of the Notes.

The Base Indenture was included as Exhibit 4.5 to the Company’s Registration Statement on Form S-3 (No. 333-274272), filed on August 30, 2023, and is incorporated herein by reference. The Third Supplemental Indenture and the forms of the 2028 Notes and the 2032 Notes are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference. The Third Supplemental Indenture and the forms of the Notes are also filed with reference to, and are hereby incorporated by reference in, the Registration Statement.

Terms of the Notes

Interest and Maturity. The 2028 Notes will bear interest at a rate of 5.050% per annum and the 2032 Notes will bear interest at a rate of 5.750% per annum, which will be payable, in each case, semi-annually on March 30 and September 30 of each year, beginning on September 30, 2025. The 2028 Notes will mature on March 30, 2028 and the 2032 Notes will mature on March 30, 2032.

Redemption. At any time prior to February 29, 2028, the Company may redeem some or all of the 2028 Notes at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest plus a “make-whole” amount calculated at the applicable Treasury Rate, plus 20 basis points. At any time prior to January 30, 2032, the Company may redeem some or all of the 2032 Notes at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest plus a “make-whole” amount calculated at the applicable Treasury Rate, plus 25 basis points.

Change of Control. In the event of a Change of Control Triggering Event (as defined in the Indenture), the holders of the Notes may require the Company to purchase for cash all or a portion of the holders’ Notes at a purchase price equal to 101% of the principal amount of the Notes purchased plus accrued and unpaid interest, if any.

Special Mandatory Redemption. If the Playa Hotels Acquisition is not consummated, the Company will be required to redeem the Notes at a special mandatory redemption price equal to 101% of the principal amount of the Notes plus accrued and unpaid interest, if any.

Covenants. The Indenture does not limit the ability of the Company or its subsidiaries to issue or incur other debt or issue preferred stock. Subject to certain important exceptions, the Indenture contains covenants that, among other things, limit the Company’s ability and the ability of certain of the Company’s subsidiaries to create liens on principal property, enter into sale and leaseback transactions with respect to principal property and enter into mergers or consolidations or transfer all or substantially all of the Company’s assets.

Ranking. The Notes rank equal in right of payment with all of the Company’s other existing and future unsecured unsubordinated indebtedness, senior in right of payment to all of the Company’s future subordinated indebtedness and effectively subordinated in right of payment to all of the Company’s existing and future secured obligations to the extent of the value of the assets securing such obligations. The Notes are not obligations of, nor are they guaranteed by, any of the Company’s subsidiaries. As a result, the Notes are structurally subordinated to all of the existing and future liabilities (including trade payables) of each of the Company’s subsidiaries.

The descriptions of the Indenture and the Notes herein are summaries and are qualified in their entirety by the terms of the Indenture and the Notes.

Item 8.01.	Other Events.

Underwriting Agreement

The Notes were sold pursuant to an Underwriting Agreement, dated as of March 17, 2025 (the “Underwriting Agreement”), by and among the Company and BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The Underwriting Agreement sets forth the terms and conditions pursuant to which the Company agreed to sell the Notes to the underwriters and the underwriters agreed to purchase the Notes from the Company for resale to the public in the Offering.

The Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The Underwriting Agreement is also filed with reference to, and is hereby incorporated by reference in, the Registration Statement.

Legal Opinion Letter

In connection with the Offering, a legal opinion letter of Latham & Watkins LLP regarding the validity of the Notes is attached as Exhibit 5.1 hereto. The legal opinion letter is also filed with reference to, and is hereby incorporated by reference in, the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated as of March 17, 2025, by and among the Company and BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Third Supplemental Indenture, dated as of March 26, 2025, between the Company and Computershare Trust Company, N.A., as trustee.

4.2	Form of 5.050% Senior Note due 2028 (included in Exhibit 4.1).

4.3	Form of 5.750% Senior Note due 2032 (included in Exhibit 4.1).

5.1	Opinion of Latham & Watkins LLP, dated March 26, 2025.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information and Where to Find It

This Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell ordinary shares of Playa or any other securities, nor is it a substitute for the tender offer materials that HI Holdings Playa B.V. (“Buyer”) filed with the SEC upon the commencement of the tender offer. Buyer has filed with the SEC a tender offer statement on Schedule TO (the “Tender Offer Statement”) and Playa has filed with the SEC a solicitation/recommendation statement on Schedule 14D-9 (the “Solicitation/Recommendation Statement”) with respect to the tender offer. Playa also filed with the SEC a proxy statement (the “Proxy Statement”) in connection with an extraordinary general meeting of shareholders of Playa, at which the Playa shareholders will vote on certain proposed resolutions (the “EGM Proposals”) in connection with the transactions referenced in the Purchase Agreement, and mailed the definitive proxy statement and a proxy card to each Playa shareholder entitled to vote at the extraordinary general meeting. THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND THE PROXY STATEMENT CONTAIN IMPORTANT INFORMATION. PLAYA’S SHAREHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY

CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF PLAYA’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER. The Tender Offer Statement (including the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents), as well as the Solicitation/Recommendation Statement, are available to all holders of Playa’s ordinary shares at no expense to them. The Tender Offer Statement and the Solicitation/Recommendation Statement are available for free at the SEC’s website at www.sec.gov. Copies of the documents filed by the Buyer with the SEC will also be available free of charge on the Company’s Investor Relations site at investors.hyatt.com. Copies of the documents filed by Playa with the SEC will also be available free of charge on Playa’s website at investors.playaresorts.com or by contacting Playa’s investor relations department at ir@playaresorts.com. In addition, Playa shareholders may obtain free copies of the tender offer materials by contacting the information agent for the tender offer by telephone at (866) 828-4304 (toll free) or (210) 664-3693 (non-toll free), or by email at HyattOffer@georgeson.com.

Participants in the Solicitation

Playa, its directors and executive officers and other members of its management and employees, as well as the Company and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Playa’s shareholders in connection with the EGM Proposals. Information about Playa’s directors and executive officers and their ownership of Playa’s ordinary shares is set forth in the proxy statement for Playa’s 2024 annual general meeting of shareholders, which was filed with the SEC on April 22, 2024, and Playa’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 25, 2025. Information about Hyatt’s directors and executive officers is set forth in the proxy statement for Hyatt’s 2024 annual meeting of shareholders, which was filed with the SEC on April 4, 2024, and Hyatt’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 13, 2025. Shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the EGM Proposals, including the interests of Playa’s directors and executive officers in the transaction, which may be different than those of Playa’s shareholders generally, by reading the proxy statement and other relevant documents regarding the transaction which will be filed with the SEC.

Forward-Looking Statements

This Form 8-K contains certain “forward-looking statements,” which statements are not historical facts, relating to the Company, Playa and the proposed acquisition. These statements include, but are not limited to: statements about the proposed acquisition and the expected timeline for completing the acquisition; approvals of the acquisition; ability to consummate and finance the acquisition; method of financing the acquisition; integration of the acquisition; future operations or benefits; future business and financial performance; and outcomes of the proposed acquisition involve known and unknown risks that are difficult to predict. Words such as “anticipate,” “believe,” “estimate,” “expect,” “seek,” “likely,” “forecast,” “estimate,” “continue,” “intend,” “may,” “could,” “plan,” “project,” “predict,” “should,” “would,” “will” and variations of these terms and similar expressions, or the negative of these terms or similar expressions, are intended to identify such forward-looking statements. Such forward-looking statements are necessarily based upon estimates and assumptions available to us as of the date the statements are made, which are inherently uncertain. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements due to various known and unknown risks and uncertainties. Factors that may cause actual results, performance or achievements to differ materially from current expectations include, but are not limited to: the effects that the announcement or pendency of the proposed acquisition may have on us, Playa and our respective business and ability to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom we or they do business; inability to obtain required regulatory or government approvals or to obtain such approvals on satisfactory conditions; inability to obtain sufficient shareholder tender of Playa ordinary shares, shareholder approval or to satisfy other closing conditions; inability to obtain financing; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement; the effects that any termination of the definitive agreement may have on us or our business; failure to successfully complete the proposed acquisition; legal proceedings that may be instituted related to the proposed acquisition; significant and unexpected costs, charges or expenses related to the proposed acquisition; risks associated with potential divestitures, including of Playa real estate or business; ability or failure to successfully integrate the acquisition with existing operations; ability to realize anticipated synergies or obtain the results anticipated; general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the financial condition of, and our and Playa’s relationships with, third-party owners, franchisees, and hospitality venture partners; the possible inability of third-party owners, franchisees, or development partners to access the capital necessary to fund current operations or implement our plans for growth; our ability to successfully execute our strategy to expand our management and hotels services and franchising business while at the same time reducing Playa’s real estate asset base within targeted timeframes and at expected values; our and Playa’s ability to maintain effective internal control over financial reporting and disclosure controls and procedures; declines in the value of real estate assets; unforeseen terminations of management and hotels services or franchise agreements; risks associated with changing, or the introduction of new, brand concepts, including lack of acceptance of different or new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, industry consolidation, and the markets where we and Playa operate; violations of regulations or laws related to our or Playa’s franchising businesses, licensing businesses or international operations;

and other risks discussed in our filings with the SEC, including our most recently filed annual report on Form 10-K and subsequent quarterly reports filed on Form 10-Q, which filings are incorporated herein by reference and available from the SEC’s website at www.sec.gov, and in other documents that we may file with or furnish to the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this Form 8-K. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements or otherwise, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hyatt Hotels Corporation

Date: March 26, 2025	By:	/s/ Joan Bottarini
	Name:	Joan Bottarini
	Title:	Executive Vice President, Chief Financial Officer